UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 28, 2010

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The financials provided in this 8K-A filing as of March 31, 2010, are preliminary and still subject to a SAS 100 accounting review.

This Amendment No. 2 on Form 8-K/A to the KeyOn Communications Holdings, Inc. Form 8-K, originally filed with the Securities and Exchange Commission on June 2, 2010 and amended on August 12, 2010, is being filed solely to amend and restate Exhibit 99.3, which originally contained certain errors and inadvertent omissions.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

The Financial Statements and Exhibits contained in Item 9.01 are amended and restated in their entirety as follows.

(a)	Pro forma financial information

Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger as of March 31, 2010, for the three month period ended March 31, 2010 and for the year ended December 31, 2009 are attached as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

(b)	Exhibits

Exhibit No.	Description
99.1*	Audited combined financial statements of Dynamic Broadband Corporation for the years ended December 31, 2009 and 2008.

99.2*	Unaudited combined financial statements of Dynamic Broadband Corporation for the three months ended March 31, 2010 and 2009.

99.3

Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger as of March 31, 2010, for the three month period ended March 31, 2010 and for the year ended December 31, 2009.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: August 13, 2010	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Officer